Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Solid Second Quarter Results, Raises Full Year Outlook, and

Increases Free Cash Flow Target for 2016

LIVONIA, Mich., July 31, 2014 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced second quarter 2014 results, updated its outlook for the full year, and provided a new business model target for free cash flow.

•	Revenue for the second quarter was $577 million, up 4 percent from $556 million in the second quarter 2013. Sales were higher in all regions except Brazil.

•	Adjusted EBITDA for the quarter was $59.1 million, compared with $62.2 million a year ago. Favorable volume and currency translation were offset by anticipated unfavorable net cost performance, reflecting a different quarterly cadence this year versus last year in commercial arrangements, manufacturing productivity, and launch costs. This quarter’s adjusted EBITDA margin was 10.2%.

•	Net income of $16.1 million in the second quarter 2014 compared with a net loss of $45.1 million a year ago. Last year’s loss reflected charges related to redeeming high-cost debt. As detailed below, this year’s second quarter included certain items that adversely impacted results by $3.9 million. Excluding these items and comparable items in the second quarter of 2013, diluted adjusted earnings were 93 cents per share, compared with $1.03 a year ago.

•	For full year 2014, Tower is increasing its outlook for revenue by $25-$50 million, to $2.20-$2.225 billion. The company now expects adjusted EBITDA of $217-$220 million, up $2-$5 million from prior guidance, and adjusted earnings per share of $2.95-$3.05, an increase of 5-15 cents.

•	Tower’s business model is revised to increase the target for adjusted free cash flow to 4% of revenue in 2016, up from the prior target of 3% of revenue by 2015, reflecting anticipated further improvement in adjusted EBITDA less capital expenditures and a further decrease in interest expense.

“Focusing on free cash flow keeps the Tower team aligned and disciplined,” said President and CEO Mark Malcolm. “Free cash flow is also the ultimate generator of capital, which we can deploy to strengthen the business and benefit customers, shareholders, suppliers, and colleagues. That’s what makes this anticipated step-function improvement a meaningful milestone.”

Tower to Host Conference Call Today at 1 p.m. EDT

Tower will discuss its second quarter 2014 results and other related matters in a conference call at 1 p.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #78689181. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share (EPS)”, “free cash flow”, “adjusted free cash flow” and “net debt.” We define adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Adjusted EBITDA margin represents adjusted EBITDA divided by revenues. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this presentation. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. Net debt represents total debt less cash and cash equivalents. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, free cash flow, adjusted free cash flow and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, adjusted EBITDA and diluted adjusted earnings per share and statements regarding net reductions in ongoing annual interest expense, new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenues	$576,566	$555,878	$1,124,941	$1,090,018
Cost of sales	512,149	486,411	998,754	962,491
Gross profit	64,417	69,467	126,187	127,527
Selling, general, and administrative expenses	31,828	33,575	66,158	66,945
Amortization expense	667	656	1,324	1,488
Restructuring and asset impairment charges, net	4,716	14,651	6,105	17,331
Operating income	27,206	20,585	52,600	41,763
Interest expense	7,397	21,537	14,592	34,965
Interest income	385	341	590	615
Other expense	-	40,928	87	40,928
Income / (loss) before provision for income taxes and equity in loss of joint venture	20,194	(41,539)	38,511	(33,515)
Provision for income taxes	3,022	3,644	5,902	7,134
Equity in loss of joint venture, net of tax	(222)	(165)	(381)	(165)
Net income / (loss)	16,950	(45,348)	32,228	(40,814)
Less: Net income / (loss) attributable to the noncontrolling interests	854	(237)	1,277	1,749
Net income / (loss) attributable to Tower International, Inc.	$16,096	$(45,111)	$30,951	$(42,563)

Weighted average common shares outstanding
Basic	20,651,097	20,362,672	20,582,140	20,312,245
Diluted	21,373,867	20,362,672	21,318,515	20,312,245

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$0.78	$(2.22)	$1.50	$(2.10)
Diluted	0.75	(2.22)	1.45	(2.10)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	June 30, 2014	December 31, 2013

ASSETS
Cash and cash equivalents	$169,219	$134,880
Accounts receivable, net of allowance of $1,967 and $2,071	332,337	255,674
Inventories	92,174	81,278
Deferred tax asset - current	8,590	8,649
Prepaid tooling, notes receivable, and other	53,679	44,896
Total current assets	655,999	525,377

Property, plant, and equipment, net	559,246	549,605
Goodwill	66,907	66,976
Investment in joint venture	8,027	8,624
Deferred tax asset - non-current	3,494	3,732
Other assets, net	26,525	28,679
Total assets	$1,320,198	$1,182,993

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current maturities of capital lease obligations	$62,303	$39,704
Accounts payable	334,974	262,425
Accrued liabilities	134,417	129,167
Total current liabilities	531,694	431,296

Long-term debt, net of current maturities	470,299	454,073
Obligations under capital leases, net of current maturities	9,368	10,013
Deferred tax liability - non-current	14,187	14,381
Pension liability	46,854	54,915
Other non-current liabilities	80,412	81,446
Total non-current liabilities	621,120	614,828
Total liabilities	1,152,814	1,046,124
Commitments and contingencies

Stockholders' Equity:
Tower International, Inc.'s stockholders' equity
Preferred stock, $0.01 par value, 50,000,000 authorized and 0 issued and outstanding at June 30, 2014 and December 31, 2013	-	-
Common stock, $0.01 par value, 350,000,000 authorized, 21,359,889 issued and 20,718,883 outstanding at June 30, 2014 and 21,079,027 issued and 20,472,637 outstanding at December 31, 2013	213	211
Additional paid in capital	332,580	327,998
Treasury stock, at cost, 641,006 shares at June 30, 2014 and 606,390 shares at December 31, 2013	(9,504)	(8,594)
Accumulated deficit	(226,536)	(257,487)
Accumulated other comprehensive income	10,816	12,247
Total Tower International, Inc.'s stockholders' equity	107,569	74,375
Noncontrolling interests in subsidiaries	59,815	62,494
Total stockholders' equity	167,384	136,869

Total liabilities and stockholders' equity	$1,320,198	$1,182,993

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Six Months Ended June 30,
	2014	2013

OPERATING ACTIVITIES:
Net income / (loss)	$32,228	$(40,814)

Adjustments required to reconcile net income / (loss) to net cash provided by continuing operating activities:
Asset impairment charges	-	11,006
Term Loan re-pricing fees	87	-
Premium on notes redemption and other fees	-	40,928
Deferred income tax provision	872	103
Depreciation and amortization	49,533	48,637
Non-cash share-based compensation	2,409	2,413
Pension income, net of contributions	(8,061)	(7,438)
Change in working capital and other operating items	(54,315)	(43,033)
Net cash provided by continuing operating activities	$22,753	$11,802

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment	$(34,262)	$(30,192)
Deposit received for the sale of property, plant, and equipment	13,817	-
Investment in joint venture	(760)	(6,293)
Net proceeds from sale of property, plant, and equipment	-	9,100
Net cash used in continuing investing activities	$(21,205)	$(27,385)

FINANCING ACTIVITIES:
Proceeds from borrowings	$73,790	$329,013
Repayments of borrowings	(71,124)	(325,748)
Proceeds from borrowings on Additional Term Loans	33,145	-
Proceeds from borrowings on Term Loan Credit Facility	-	417,900
Partial redemption of notes	-	(318,992)
Debt financing costs	(917)	(8,437)
Purchase of treasury stock	(910)	(290)
Secondary stock offering transaction costs	(75)	-
Premium paid on partial redemption of notes and other fees	-	(40,928)
Cash restricted for notes redemption	-	(45,150)
Proceeds from stock options exercised	2,173	1,506
Noncontrolling interest dividends	(2,529)	(4,477)
Net cash provided by continuing financing activities	$33,553	$4,397

Discontinued operations:
Net cash from discontinued investing activities	$-	$15,694
Net cash from discontinued operations	$-	$15,694

Effect of exchange rate changes on continuing cash and cash equivalents	$(762)	$(269)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$34,339	$4,239

CASH AND CASH EQUIVALENTS:
Beginning of period	$134,880	$113,943

End of period	$169,219	$118,182

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended June 30,
	2014		2013
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$256,915	$21,646	$242,584	$21,965
Americas	319,651	37,450	313,294	40,250
Consolidated	$576,566	$59,096	$555,878	$62,215

	Six Months Ended June 30,
	2014		2013
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$506,778	$42,112	$487,353	$43,996
Americas	618,163	71,198	602,665	70,285
Consolidated	$1,124,941	$113,310	$1,090,018	$114,281

Adjusted EBITDA Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Adjusted EBITDA	$59,096	$62,215	$113,310	$114,281
Restructuring and asset impairment charges, net	(4,716)	(14,651)	(6,105)	(17,331)
Depreciation and amortization	(24,845)	(23,465)	(49,533)	(48,637)
Acquisition costs and other	(103)	(495)	(209)	(569)
Long-term compensation expense	(2,226)	(1,784)	(4,863)	(3,146)
Interest expense, net	(7,012)	(21,196)	(14,002)	(34,350)
Closure of Tower Defense & Aerospace	-	(1,235)	-	(2,835)
Other expense	-	(40,928)	(87)	(40,928)
Provision for income taxes	(3,022)	(3,644)	(5,902)	(7,134)
Equity in loss of joint venture, net of tax	(222)	(165)	(381)	(165)
Net income / (loss) attributable to noncontrolling interests	(854)	237	(1,277)	(1,749)
Net income / (loss) attributable to Tower International, Inc.	$16,096	$(45,111)	$30,951	$(42,563)

Adjusted Free Cash Flow Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net cash provided by continuing operating activities	$6,703	$10,508	$22,753	$11,802
Cash disbursed for purchases of PP&E	(20,359)	(15,605)	(34,262)	(30,192)
Deposit received for sale of PP&E	-	-	13,817	-
Free cash flow	(13,656)	(5,097)	2,308	(18,390)
Less: Cash disbursed for customer-owned tooling	(8,277)	(4,066)	(16,204)	(8,350)
Adjusted free cash flow	$(5,379)	$(1,031)	$18,512	$(10,040)

Net Debt Reconciliation	June 30,	December 31,
	2014	2013
Short-term debt and current maturities of capital lease obligations	$62,303	$39,704
Long-term debt, net of current maturities	470,299	454,073
Obligations under capital leases, net of current maturities	9,368	10,013
Total debt	541,970	503,790
Less: Cash and cash equivalents	169,219	134,880
Net debt	$372,751	$368,910

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Expense items included in net income, net of tax:
Cost of sales
Closure of Tower Defense & Aerospace	$-	$(1,784)	$-	$(4,414)
Selling, general, and administrative expenses
Acquisition costs and other	-	(327)	-	(327)
Restructuring and asset impairment charges, net
One-time restructuring actions	(373)	(270)	(613)	(600)
Severance costs in Europe *	(67)	-	(193)	-
Lease buyout of previously closed facility	(3,448)	-	(3,448)	-
Asset impairment charges	-	(9,750)	-	(10,705)
Facility closure	-	(3,348)	-	(3,575)
Interest expense
Acceleration of the amortization of debt issue costs and OID	-	(10,147)	-	(10,147)
Other expense
Term Loan re-pricing fees	-	-	(87)	-
Partial redemption of senior secured notes	-	(40,320)	-	(40,320)
Breakage of Letter of Credit Facility	-	(608)	-	(608)
Total items included in net income / (loss)	$(3,888)	$(66,553)	$(4,341)	$(70,695)

Net income / (loss) attributable to Tower International, Inc.	$16,096	$(45,111)	$30,951	$(42,563)

Memo: Average shares outstanding (in thousands)
Basic	20,651	20,363	20,582	20,312
Diluted	21,374	20,363	21,319	20,312

Income / (loss) per common share (GAAP)
Basic	$0.78	$(2.22)	$1.50	$(2.10)
Diluted	0.75	(2.22)	1.45	(2.10)

Diluted adjusted earnings per share (non-GAAP) **	0.93	1.03	1.66	1.36

*	Amount is net of tax of $29k and $86K, respectively
**	Excludes the certain items shown above. For the three and six months ended June 30, 2013, diluted share counts of 20.9 million and 20.8 million, respectively, were used to calculated diluted adjusted earnings per share.